Note 1 - Organization, Nature of Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Disclosure Text Block [Abstract]
Basis of Presentation and Significant Accounting Policies [Text Block]

Note 1 – Organization, Nature of Business and Summary of Significant Accounting Policies

C&J Energy Services, Inc. is a publicly traded corporation listed on the New York Stock Exchange under the symbol “CJES.” The Company was founded in Texas in 1997 as a partnership, and reorganized as a Texas corporation in 2006. In December 2010, the Company converted to a Delaware corporation in connection with its initial public offering, which was completed in August 2011. C&J Energy Services, Inc. is a holding company and substantially all of its operations are conducted through, and substantially all of its assets are held by its primary operating subsidiary, C&J Spec-Rent Services, Inc. Through its subsidiaries, the Company operates in three reportable segments: Completion Services, Well Support Services and Other Services. The Company provides a full range of well services involved in the completion, life-of-well maintenance and plugging and abandonment of a well to oil and natural gas drilling and production companies primarily in North America. The Company’s services include hydraulic fracturing, coiled-tubing, cased-hole wireline, cementing, workover, well-servicing, and other ancillary well site services. Additionally, the Company provides fluid logistics services, including those related to the transportation, storage and disposal of fluids that are used in the drilling, development and production of hydrocarbons. The Company operates in most of the major oil and natural gas producing regions of the continental United States and Western Canada. The Company also has an office in Dubai and is working to establish an operational presence in key countries in the Middle East.. See “Note 11 – Segment Information” for further discussion regarding the Company’s reportable segments. As used herein, references to the “Company” or “C&J” are to C&J Energy Services, Inc. together with its consolidated subsidiaries, including C&J International B.V. and C&J International Middle East FZCO.

Basis of Presentation and Principles of Consolidation. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and include the accounts of C&J and its consolidated subsidiaries. All significant inter-company transactions and account balances have been eliminated upon consolidation.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Estimates are used in, but are not limited to, determining the following: allowance for doubtful accounts, recoverability of long-lived assets and intangibles, goodwill, useful lives used in depreciation and amortization, inventory reserves, income taxes and stock-based compensation. The accounting estimates used in the preparation of the consolidated financial statements may change as new events occur, as more experience is acquired, as additional information is obtained and as the Company’s operating environment changes.

Cash and Cash Equivalents. For purposes of the consolidated statement of cash flows, cash is defined as cash on-hand, demand deposits, and short-term investments with initial maturities of three months or less. The Company maintains its cash and cash equivalents in various financial institutions, which at times may exceed federally insured amounts. Management believes that this risk is not significant.

Accounts Receivable and Allowance for Doubtful Accounts. Accounts receivable are stated at the amount billed to customers. The Company provides an allowance for doubtful accounts, which is based upon a review of outstanding receivables, historical collection information and existing economic conditions. Provisions for doubtful accounts are recorded when it is deemed probable that the customer will not make the required payments at either the contractual due dates or in the future. At December 31, 2014 and 2013, the allowance for doubtful accounts totaled $2.2 million and $1.7 million, respectively. Bad debt expense of $0.6 million, $0.7 million and $0.6 million was included in selling, general, and administrative expenses on the consolidated statements of operations for the years ended December 31, 2014, 2013 and 2012, respectively.

Inventories. Inventories for the Completion Services segment consist of finished goods and raw materials, including equipment components, chemicals, proppants, supplies and materials for the segments’ operations. In addition, the Company’s Completion Services segment includes work-in-process related to manufacturing of downhole tools and data acquisition and control systems. Inventories for the Other Services segment consist of raw materials and work-in-process, including equipment components, supplies and materials. See “Note 11 – Segment Information” for further discussion regarding the Company’s reportable segments.

Inventories are stated at the lower of cost or market (net realizable value) on a first-in, first-out basis and appropriate consideration is given to deterioration, obsolescence and other factors in evaluating net realizable value. Inventories consisted of the following (in thousands):

	As of December 31,
	2014	2013

Raw materials	$51,374	$31,445
Work-in-process	24,408	3,652
Finished goods	47,717	36,690
Total inventory	123,499	71,787
Inventory reserve	(1,327)	(841)
Inventory, net of reserve	$122,172	$70,946

Property, Plant and Equipment. Property, plant and equipment are recorded at cost less accumulated depreciation. Maintenance and repairs, which do not improve or extend the life of the related assets, are charged to expense when incurred. Refurbishments are capitalized when the value of the equipment is enhanced for an extended period. When property and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operating income.

The cost of property and equipment currently in service is depreciated, on a straight-line basis, over the estimated useful lives of the related assets, which range from three to 25 years. Depreciation expense was $97.2 million, $64.6 million and $39.4 million for the years ended December 31, 2014, 2013 and 2012, respectively. Major classifications of property, plant and equipment and their respective useful lives were as follows (in thousands):

	Estimated	As of December 31,
	Useful Lives	2014	2013

Land	Indefinite	$2,453	$2,225
Building and leasehold improvements	5-25 years	107,270	50,163
Office furniture, fixtures and equipment	3-5 years	19,716	10,878
Machinery and equipment	3-10 years	767,415	529,854
Transportation equipment	5 years	66,456	46,425
		963,310	639,545
Less: accumulated depreciation		(245,683)	(148,954)
		717,627	490,591
Construction in progress		65,675	44,983
Property, plant and equipment, net		$783,302	$535,574

Impairment of Long-Lived Assets. Long-lived assets, which include property, plant and equipment, and intangible assets with finite lives, are evaluated on a quarterly basis to identify events or changes in circumstances (“triggering events”) that indicate the carrying value of certain long-lived assets may not be recoverable. Long-lived assets are reviewed for impairment upon the occurrence of a triggering event. An impairment loss is recorded in the period in which it is determined that the carrying amount of a long-lived asset is not recoverable. The determination of recoverability is made based upon the estimated undiscounted future net cash flows of assets grouped at the lowest level for which there are identifiable cash flows independent of the cash flows of other groups of assets with such cash flows to be realized over the estimated remaining useful life of the primary asset within the asset group, excluding interest expense. The Company determined the lowest level of identifiable cash flows that are independent of other asset groups to be at the service line level, which consists of the hydraulic fracturing, coiled tubing, wireline, pumpdown, directional drilling and international coiled tubing service lines. If the estimated undiscounted future net cash flows are less than the carrying amount of the related assets, an impairment loss is determined by comparing the fair value with the carrying value of the related assets.

It was concluded that the sharp fall in commodity prices during the second half of 2014 constituted a triggering event due to the potential for a slowdown in activity across the Company’s customer base, which in turn would increase competition and put pressure on pricing for its services. Although the severity and extent of this downturn is uncertain, absent a significant recovery in commodity prices, activity and pricing levels may decline in future periods. As a result of the triggering event during the fourth quarter of 2014, a recoverability test was performed on the long-lived asset groups supporting each of the Company’s service lines. As of December 31, 2014, the recoverability testing for each asset group yielded an estimated undiscounted net cash flow that was greater than the carrying amount of the related assets, and as such, no impairment loss was recognized during the fourth quarter of 2014. The test results for the hydraulic fracturing service line highlighted a smaller cushion of less than 15%. If recoverability testing is performed in future periods and this service line experiences a decline in undiscounted cash flows, the service line could be susceptible to an impairment loss.

Goodwill, Intangible Assets and Amortization. Goodwill is allocated to the Company’s three reporting units: Stimulation and Well Intervention Services, Wireline Services and Equipment Manufacturing. At the reporting unit level, the Company tests goodwill for impairment on an annual basis as of October 31 of each year, or when events or changes in circumstances, referred to as triggering events above, indicate the carrying value of goodwill may not be recoverable and that a potential impairment exists.

Before employing detailed impairment testing methodologies, the Company may first evaluate the likelihood of impairment by considering qualitative factors relevant to each reporting unit, such as macroeconomic, industry, market or any other factors that have a significant bearing on fair value. If the Company first utilizes a qualitative approach and determines that it is more likely than not that goodwill is impaired, detailed testing methodologies are then applied. Otherwise, the Company concludes that no impairment has occurred. The Company may also choose to bypass a qualitative approach and opt instead to employ detailed testing methodologies, regardless of a possible more likely than not outcome. Detailed impairment testing involves comparing the fair value of each reporting unit to its carrying value, including goodwill. Fair value reflects the price a market participant would be willing to pay in a potential sale of the reporting unit. If the fair value exceeds carrying value, then it is concluded that no goodwill impairment has occurred. If the carrying value of the reporting unit exceeds its fair value, a second step is required to measure possible goodwill impairment loss. The second step includes hypothetically valuing the tangible and intangible assets and liabilities of the reporting unit as if the reporting unit had been acquired in a business combination. Then, the implied fair value of the reporting unit’s goodwill is compared to the carrying value of that goodwill. If the carrying value of the reporting unit’s goodwill exceeds the implied fair value of the goodwill, an impairment loss is recognized in an amount equal to the excess, not to exceed the carrying value.

The Company’s detailed impairment analysis involves the use of a blended income and market approach. Significant management judgment is necessary to evaluate the impact of operating and macroeconomic changes on each reporting unit. Critical assumptions include projected revenue growth, fleet count, utilization, gross profit rates, SG&A rates, working capital fluctuations, capital expenditures, discount rates, terminal growth rates, and price-to-earnings multiples. The Company’s market capitalization is also used to corroborate reporting unit valuations.

Judgment is used in assessing whether goodwill should be tested more frequently for impairment than annually. Factors such as unexpected adverse economic conditions, competition, market changes and other external events may require more frequent assessments.

It was concluded that the aforementioned sharp fall in commodity prices during the second half of 2014 triggered the need to test goodwill for impairment as of December 31, 2014. The Company chose to bypass a qualitative approach and opt instead to employ detailed impairment testing methodologies. The fair values for each of the three reporting units were determined using a blended income and market approach.

Income approach

The income approach was based on a discounted cash flow model, which utilizes present values of cash flows to estimate fair value. For the Stimulation and Well Intervention Services and Wireline Services reporting units, the future cash flows were projected based on estimates of projected revenue growth, fleet count, utilization, gross profit rates, selling, general and administrative (“SG&A”) rates, working capital fluctuations, and capital expenditures. For the Equipment Manufacturing reporting unit, the future cash flows were projected based on estimates of future demand for manufactured and refurbished equipment as well as parts and service, gross profit rates, SG&A rates, working capital fluctuations, and capital expenditures. Forecasted cash flows for the three reporting units take into account known market conditions as of December 31, 2014, and management’s anticipated business outlook, both of which have been impacted by the decline in commodity prices.

A terminal period was used to reflect an estimate of stable, perpetual growth. The terminal period reflects a terminal growth rate of 2.5% for all three reporting units, including an estimated inflation factor. The future cash flows were discounted using a market-participant risk-adjusted weighted average cost of capital (“WACC”) of 15.0% for both Stimulation and Well Intervention Services and Wireline Services and 15.5% for Equipment Manufacturing reporting units. These assumptions were derived from unobservable inputs and reflect management’s judgments and assumptions.

Market approach

The market approach was based upon two methods: the guideline public company method and the guideline transaction method. The application of the guideline public company method was based upon selected public companies operating within the same industry as the Company. Based on this set of comparable competitor data, price-to-earnings multiples were derived and a range of price-to-earnings multiples was determined for each reporting unit. Selected market multiples averaged 3.9x for Stimulation and Well Intervention Services, 3.9x for Wireline Services, and 4.9x for Equipment Manufacturing.

The application of the guideline transaction method was based upon recent sales or purchases of companies operating within the same industry as the Company. Based on this set of transaction data, price-to-earnings multiples were derived and a range of price-to-earnings multiples was determined for each reporting unit. The selected market multiples were 5.0x for Stimulation and Well Intervention Services, 4.4x for Wireline Services, and 4.9x for Equipment Manufacturing.

The fair value determined under both market approaches is sensitive to these market multiples, and a decline in any of the multiples could reduce the estimated fair value of any of the three reporting units below their respective carrying values. Earnings estimates were derived from unobservable inputs that require significant estimates, judgments and assumptions as described in the income approach.

The estimated fair value determined under the income approach was consistent with the estimated fair value determined under both market approaches. For purposes of the goodwill impairment test, the concluded fair value for each of the three reporting units consisted of an average under the income approach and the two market approaches.

Based on the detailed impairment testing performed as of December 31, 2014, (i) the Stimulation and Well Intervention Services reporting unit estimated fair value exceeded its carrying value by approximately 14%, and it was concluded that the goodwill balance of $69.1 million was not impaired; (ii) the Wireline Services reporting unit estimated fair value exceeded its carrying value by approximately 12%, and it was concluded the goodwill balance of $146.1 million was not impaired; and (iii) the Equipment Manufacturing reporting unit estimated fair value exceeded its carrying value by approximately 48%, and it was concluded that the goodwill balance of $4.7 million was not impaired. As a way to validate the estimated reporting unit fair values, the total market capitalization of the Company was compared to the total estimated fair value of all reporting units, and an implied control premium was derived. Market data in support of the implied control premium was used in this reconciliation to corroborate the estimated reporting unit fair values.

A decline in any of the three reporting unit cash flow projections or changes in other key assumptions may result in a goodwill impairment charge in the future.

Indefinite-lived intangible assets

The Company has approximately $13.8 million of intangible assets with indefinite useful lives, which are subject to annual impairment tests or more frequently if events or circumstances indicate the carrying amount may not be recoverable. Before employing detailed impairment testing methodologies, the Company may first evaluate the likelihood of impairment by considering qualitative factors. A detailed impairment test for indefinite lived intangible assets encompasses calculating the fair value of an indefinite lived intangible asset and comparing the fair value to its carrying value.

The sharp fall in commodity prices that occurred during the second half of 2014 was deemed a triggering event and detailed impairment testing was performed on the Total Equipment trade name using a relief from royalty method. Based on the results of the impairment testing, the trade name estimated fair value exceeded its carrying value by approximately 55% and it was determined that the trade name carry value of $6.2 million was not impaired as of December 31, 2014.

The Company’s intangible assets associated with intellectual property, research and development (“IPR&D”) were evaluated using a qualitative approach since the technology is still in the testing phase and management continues to actively pursue development and planned marketing of the new technology. Based on this evaluation which includes successful test results within the Company’s research and development facilities, it was determined that the IPR&D carry value of $7.6 million was not impaired as of December 31, 2014.

Intangible assets consisted of the following (in thousands):

	Amortization	As of December 31,
	Period	2014	2013
Trade name	10-15 years	$29,315	$27,665
Customer relationships	8-15 years	116,073	100,593
Non-compete	4-5 years	1,810	1,600
Developed technology	10 years	2,110	2,110
IPR&D	Indefinite	7,598	7,598
Trade name - Total Equipment	Indefinite	6,247	6,247
		163,153	145,813
Less: accumulated amortization		(33,685)	(22,775)
Intangible assets, net		$129,468	$123,038

Amortization expense for the years ended December 31, 2014, 2013 and 2012 totaled $10.9 million, $10.1 million and $7.5 million, respectively.

Estimated amortization expense for each of the next five years and thereafter is as follows (in thousands):

Years Ending December 31,
2015	$10,774
2016	10,507
2017	10,374
2018	10,374
2019	10,350
Thereafter	63,244
$115,623

Deferred Financing Costs. Costs incurred to obtain financing are capitalized and amortized on a straight-line basis over the term of the loan, which approximates the effective interest method. These costs are classified within interest expense on the consolidated statements of operations and were $1.2 million, $1.2 million and $0.9 million for the years ended December 31, 2014, 2013 and 2012, respectively. Accumulated amortization of deferred financing costs was $3.7 million and $2.5 million at December 31, 2014 and 2013, respectively. Estimated future amortization expense relating to deferred financing costs is as follows (in thousands):

Years Ending December 31,
2015	$1,160
2016	368
$1,528

Revenue Recognition. All revenue is recognized when persuasive evidence of an arrangement exists, the service is complete or the equipment has been delivered to the customer, the amount is fixed or determinable and collectability is reasonably assured, as follows:

Hydraulic Fracturing Revenue. The Company provides hydraulic fracturing services pursuant to contractual arrangements, such as term contracts and pricing agreements, or on a spot market basis. Under either scenario, revenue is recognized and customers are invoiced upon the completion of each job, which can consist of one or more fracturing stages. Once a job has been completed to the customer’s satisfaction, a field ticket is written that includes charges for the service performed and the consumables (such as fluids and proppants) used during the course of service. The field ticket may also include charges for the mobilization and set-up of equipment, any additional equipment used on the job, and other miscellaneous consumables.

Rates for services performed on a spot market basis are based on an agreed-upon hourly spot market rate for a specified number of hours of service.

Pursuant to pricing agreements and other contractual arrangements which the Company may enter into from time to time, such as those associated with an award from a bid process, customers typically commit to targeted utilization levels based on a specified number of hours of service at agreed-upon pricing, but without termination penalties or obligations to pay for services not used by the customer. In addition, the agreed-upon pricing is typically subject to periodic review, as specifically defined in the agreement, and may be adjusted upon the agreement of both parties.

Historically, most of the Company’s hydraulic fracturing services were performed under long-term “take-or-pay” contracts, the last of which expired in February 2014. Under these legacy term contracts, customers were typically obligated to pay on a monthly basis for a specified number of hours of service, whether or not those services were actually used. To the extent customers used more than the specified contracted minimums, the Company would be paid a pre-agreed amount for the provision of such additional services.

Coiled Tubing and Other Well Stimulation Revenue. The Company provides coiled tubing and other well stimulation services, including nitrogen, pressure pumping and thru-tubing services, primarily on a spot market basis. Jobs for these services are typically short-term in nature, lasting anywhere from a few hours to multiple days. Revenue is recognized upon completion of each day’s work based upon a completed field ticket. The field ticket includes charges for the services performed and the consumables (such as stimulation fluids, nitrogen and coiled tubing materials) used during the course of service. The field ticket may also include charges for the mobilization and set-up of equipment, the personnel on the job, any additional equipment used on the job, and other miscellaneous consumables. The Company typically charges the customer for these services and resources on an hourly basis at agreed-upon spot market rates.

Revenue from Materials Consumed While Performing Services. The Company generates revenue from fluids, proppants and other materials that are consumed while performing hydraulic fracturing services. For services performed on a spot market basis, the required consumables are typically provided by the Company and the customer is billed for those consumables at cost plus an agreed-upon markup. For services performed on a contractual basis, when the consumables are provided by the Company, the customer typically is billed for those consumables at a negotiated contractual rate. When consumables are supplied by the customer, the Company typically charges handling fees based on the amount of consumables used.

In addition, ancillary to coiled tubing and other well stimulation services revenue, the Company generates revenue from various fluids and supplies that are necessarily consumed during those processes.

Wireline Revenue. The Company provides cased-hole wireline, pumpdown and other complementary services, including logging, perforating, pipe recovery and pressure testing services on a spot market basis. Jobs for these services are typically short-term in nature, lasting anywhere from a few hours to multiple days. Revenue is recognized when the services and equipment are provided and the job is completed. The Company typically charges the customer on a per job basis for these services at agreed-upon spot market rates.

Equipment Manufacturing Revenue. The Company enters into arrangements to construct new equipment, refurbish and repair equipment and provide oilfield parts and supplies to third-party customers in the energy services industry. Revenue is recognized and the customer is invoiced upon the completion and delivery of each order to the customer.

Stock-Based Compensation. The Company’s stock-based compensation plans provide the ability to grant equity awards to the Company’s employees, consultants and non-employee directors. As of December 31, 2014, only nonqualified stock options and restricted stock had been granted under such plans. The Company values option grants based on the grant date fair value by using the Black-Scholes option-pricing model and values restricted stock grants based on the closing price of C&J’s common stock on the grant date. The Company recognizes stock-based compensation expense on a straight-line basis over the requisite service period for the entire award. Further information regarding the Company’s stock-based compensation arrangements and the related accounting treatment can be found in “Note 6 – Stock-Based Compensation.”

Fair Value of Financial Instruments. The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, long-term debt and capital lease obligations. The recorded values of cash and cash equivalents, accounts receivable, and accounts payable approximate their fair values based on their short-term nature. The carrying value of long-term debt and capital lease obligations approximate their fair value, as the interest rates approximate market rates.

Equity Method Investments. The Company has an investment in a joint venture which is accounted for under the equity method of accounting as the Company has the ability to exercise significant influence over operating and financial policies of the joint venture. Judgment regarding the level of influence over each equity method investment includes considering key factors such as ownership interest, representation on the board of directors, participation in policy-making decisions and material intercompany transactions. Under the equity method, original investments are recorded at cost and adjusted by the Company’s share of undistributed earnings and losses of these investments. The Company eliminates all significant intercompany transactions, including the intercompany portion of transactions with equity method investees, from the consolidated financial results.

The carrying value of this equity method investment at December 31, 2014 and December 31, 2013 was $7.0 million and $2.8 million, respectively, and is included in other noncurrent assets on the consolidated balance sheets. The Company’s share of the net income (loss) from the unconsolidated affiliate was approximately $0.5 million and $(0.2 million) for the years ended December 31, 2014 and December 31, 2013, respectively, and is included in other expense, net, on the consolidated statements of operations.

Income Taxes. The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income or expense in the period that includes the enactment date.

The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. In assessing the likelihood and extent that deferred tax assets will be realized, consideration is given to projected future taxable income and tax planning strategies. A valuation allowance is recorded when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The Company recognizes the financial statement effects of a tax position when it is more-likely-than-not, based on the technical merits, that the position will be sustained upon examination. A tax position that meets the more-likely-than-not recognition threshold is measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority. Previously recognized tax positions are reversed in the first period in which it is no longer more-likely-than-not that the tax position would be sustained upon examination. Income tax related interest and penalties, if applicable, are recorded as a component of the provision for income tax expense. However, there were no material amounts recognized relating to interest and penalties in the consolidated statements of operations for the years ended December 31, 2014, 2013 and 2012, respectively. The Company had no uncertain tax positions as of December 31, 2014.

Earnings Per Share. Basic earnings per share is based on the weighted average number of shares of common stock (“common shares”) outstanding during the applicable period and excludes shares subject to outstanding stock options and shares of restricted stock. Diluted earnings per share is computed based on the weighted average number of common shares outstanding during the period plus, when their effect is dilutive, incremental shares consisting of shares subject to outstanding stock options and restricted stock.

The following is a reconciliation of the components of the basic and diluted earnings per share calculations for the applicable periods:

	Years Ended December 31,
	2014	2013	2012
	(In thousands, except per share amounts)
Numerator:
Net income attributed to common shareholders	$68,823	$66,405	$182,350
Denominator:
Weighted average common shares outstanding - basic	53,838	53,038	52,008
Effect of potentially dilutive securities:
Stock options	2,245	2,096	1,979
Restricted stock	430	233	52
Weighted average common shares outstanding - diluted	56,513	55,367	54,039
Earnings per common share:
Basic	$1.28	$1.25	$3.51
Diluted	$1.22	$1.20	$3.37

A summary of securities excluded from the computation of basic and diluted earnings per share is presented below for the applicable periods:

	Years Ended December 31,
	2014	2013	2012
	(In thousands)
Basic earnings per share:
Unvested restricted stock	1,448	1,194	748
Diluted earnings per share:
Anti-dilutive stock options	201	1,054	1,193
Anti-dilutive restricted stock	3	164	30
Potentially dilutive securities excluded as anti-dilutive	204	1,218	1,223

Recent Accounting Pronouncements. In August 2014, the Financial Accounting Standards Board (“FASB”) issued guidance on disclosures of uncertainties about an entity’s ability to continue as a going concern. The guidance requires management’s evaluation of whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued. This assessment must be made in connection with preparing financial statements for each annual and interim reporting period. Management’s evaluation should be based on the relevant conditions and events that are known and reasonably knowable at the date the financial statements are issued. If conditions or events raise substantial doubt about the entity’s ability to continue as a going concern, but this doubt is alleviated by management’s plans, the entity should disclose information that enables the reader to understand what the conditions or events are, management’s evaluation of those conditions or events and management’s plans that alleviate that substantial doubt. If conditions or events raise substantial doubt and the substantial doubt is not alleviated, the entity must disclose this in the footnotes. The entity must also disclose information that enables the reader to understand those conditions or events, management’s evaluation of those conditions or events, and management’s plans to alleviate the substantial doubt. The guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2016. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements or its financial statement disclosures.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers, which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The ASU will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. The new standard is effective on January 1, 2017. Early application is not permitted. The standard permits the use of either the retrospective or cumulative effect transition method. The Company is evaluating the effect ASU 2014-09 will have on its consolidated financial statements and related disclosures. The Company has not yet selected a transition method nor has the effect of the standard on ongoing financial reporting been determined.

In April 2014, the FASB issued new guidance intended to change the criteria for reporting discontinued operations while enhancing disclosures for discontinued operations, which changes the criteria and requires additional disclosures for reporting discontinued operations. The guidance is effective for all disposals of components of an entity that occur within annual periods beginning on or after December 15, 2014, and interim periods within annual periods beginning on or after December 15, 2015. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements or its financial statement disclosures.

Reclassifications and immaterial adjustment. Certain reclassifications have been made to prior period consolidated financial statements to conform to current period presentations. Additionally, an immaterial adjustment has been made to the Company’s consolidated statement of cash flows for the years ended December 31, 2013 and December 31, 2012 to decrease previously reported operating cash flows and increase previously reported investing cash flows by $6.2 million and $0.8 million, respectively, to properly reflect the change in accrued capital expenditures on the consolidated statement of cash flows as a supplemental non-cash investing activity. These adjustments had no impact to the Company’s consolidated balance sheet or consolidated statement of operations for the year ended December 31, 2013.